UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2021
Aurinia Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Canada	001-36421	46-4129078
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

#1203-4464 Markham Street
Victoria, British Columbia
V8Z 7X8
(250) 708-4272
(Address and telephone number of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Shares, without par value	AUPH	The Nasdaq Stock Market LLC
Common Shares, without par value	AUP	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

New Director Appointment

On June 14, 2021, Aurinia Pharmaceuticals Inc. (the Company) issued a press release announcing the appointment of Dr. Brinda Balakrishnan, M.D., Ph.D. to the Board of Directors of the Company (the Board). In connection with her appointment to the Board, Dr. Balakrishnan was appointed to serve as a member of the compensation committee of the Board. A copy of the press release announcing the appointment of Dr. Balakrishnan is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company has entered into its standard form of indemnification agreement with Dr. Balakrishnan. The form indemnification agreement was previously filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the Securities and Exchange Commission on February 24, 2021 and is incorporated by reference herein.

Dr. Balakrishnan was not appointed pursuant to any arrangement or understanding with any other person and there are no family relationships between Dr. Balakrishnan and the other directors or executives of the Company. There are no transactions in which Dr. Balakrishnan has an interest requiring disclosure on the part of the Company under Item 404(a) of Regulation S-K promulgated under the Exchange Act.

As a non-employee director, Dr. Balakrishnan will be entitled to receive an annual cash retainer of $45,000 per year, payable quarterly in arrears, as well as annual equity-based compensation with an aggregate grant date value of $200,000. As a member of the Company’s compensation committee, Dr. Balakrishnan will also receive additional cash retainers totaling $7,500 per year. Dr. Balakrishnan was awarded 53,291 options with an exercise price of US$12.86 in connection with her appointment to the Board.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1
Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Company's Annual Report on Form 10-K (File No. 001-36421) filed with the Commission on February 24, 2021).

99.1	Press release dated June 14, 2021

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 17, 2021

AURINIA PHARMACEUTICALS INC.

By:	/s/ Stephen P. Robertson
Name:	Stephen P. Robertson
Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer